UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2022, the Company held its 2022 Annual Meeting of Stockholders. The following proposals were voted on at the meeting with the following results:

Proposal No. 1. All nominees for election to the Board of Directors listed in the proxy statement for the 2022 Annual Meeting of Stockholders were elected as follows:

Nominee	For	Against	Abstain	Broker Non- Votes
M. S. Burke	445,334,806	13,979,956	623,963	42,055,169
T. Colbert	456,165,831	3,157,328	615,566	42,055,169
T. K. Crews	448,543,909	10,763,101	631,715	42,055,169
D. E. Felsinger	432,290,421	27,029,949	618,355	42,055,169
S. F. Harrison	450,831,455	8,477,933	629,337	42,055,169
J. R. Luciano	421,688,515	37,643,132	607,078	42,055,169
P. J. Moore	428,248,035	30,128,632	1,562,058	42,055,169
F. J. Sanchez	454,654,364	4,680,621	603,740	42,055,169
D. A. Sandler	447,224,104	12,092,964	621,657	42,055,169
L.Z. Schlitz	450,888,747	8,454,614	595,364	42,055,169
K. R. Westbrook	428,722,950	30,597,762	618,013	42,055,169

Proposal No. 2. The appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2022 was ratified at the meeting by the following votes:

For	Against	Abstain
483,787,245	17,565,379	641,270

Proposal No. 3. The compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non- Votes
439,165,651	19,381,400	1,391,674	42,055,169

Proposal No. 4. The stockholder proposal to remove the one-year holding period requirement to call a special stockholder meeting failed by the following votes:

For	Against	Abstain	Broker Non- Votes
23,531,294	431,798,802	4,608,629	42,055,169

Proposal No. 5. The stockholder proposal regarding issuance of a report on pesticide use in supply chains failed by the following votes:

For	Against	Abstain	Broker Non- Votes
146,006,556	287,049,583	26,882,586	42,055,169

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: May 6, 2022	By	/s/ D. Cameron Findlay
D. Cameron Findlay
Senior Vice President, General Counsel, and Secretary